WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 65.0%
COMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 1.0%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	3,000,000	$2,462,426	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	9,000,000	5,625,596	(a)

Total Diversified Telecommunication Services				8,088,022

Entertainment - 1.4%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	9,160,000	5,253,122	(a)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	4,780,000	3,327,712	(a)
Banijay Entertainment SASU, Senior Secured Notes	8.125%	5/1/29	2,000,000	1,986,450	(a)

Total Entertainment				10,567,284

Media - 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	10,000,000	8,846,041
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	10,000,000	8,854,499	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,500,000	1,398,575
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,000,000	1,503,130
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	4,500,000	3,832,766	(a)
DISH Network Corp., Senior Secured Notes	11.750%	11/15/27	1,000,000	1,008,941	(a)

Total Media				25,443,952

Wireless Telecommunication Services - 1.9%
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	3,000,000	2,858,515
CSC Holdings LLC, Senior Notes	7.500%	4/1/28	8,280,000	5,390,073	(a)
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	4,000,000	3,990,047	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	3,000,000	2,488,773	(a)

Total Wireless Telecommunication Services				14,727,408

TOTAL COMMUNICATION SERVICES				58,826,666

CONSUMER DISCRETIONARY - 16.6%
Automobile Components - 0.4%
Carbon Revolution Ltd., Senior Secured Notes	8.500%	5/15/27	3,000,000	2,992,500	(a)(b)(c)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	1

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Automobiles - 2.3%
Ford Motor Co., Senior Notes	8.900%	1/15/32	4,800,000		$5,341,944
Ford Motor Co., Senior Notes	6.100%	8/19/32	1,000,000		942,943
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	4,740,000		4,135,858	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	8,100,000		7,539,318	(a)

Total Automobiles					17,960,063

Broadline Retail - 0.9%
Macy’s Retail Holdings LLC, Senior Notes	6.125%	3/15/32	1,350,000		1,115,613	(a)
QVC Inc., Senior Secured Notes	4.450%	2/15/25	950,000		832,340
QVC Inc., Senior Secured Notes	4.375%	9/1/28	9,670,000		5,090,494

Total Broadline Retail					7,038,447

Distributors - 0.9%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	4,259,550		4,418,452	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	2,063,814		2,329,530	(a)(d)

Total Distributors					6,747,982

Diversified Consumer Services - 0.5%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	4,800,000		3,960,240	(a)

Hotels, Restaurants & Leisure - 7.2%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,000,000	EUR	1,955,972	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	5,000,000		5,153,698	(a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	6,500,000		6,974,364	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	8,000,000		7,010,480	(a)
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	800,000		756,498	(a)
Pinnacle Bidco PLC, Senior Secured Notes	10.000%	10/11/28	2,500,000	GBP	3,048,328	(a)(e)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	5,000,000		5,427,615	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	3,000,000	GBP	2,920,627	(f)
Sands China Ltd., Senior Notes	3.100%	3/8/29	3,000,000		2,484,407	(g)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	7,000,000		7,001,194	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	5,180,000	GBP	5,288,649	(a)

See Notes to Schedule of Investments.

2	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - (continued)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	5,000,000		$4,678,920	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000		2,680,407	(a)

Total Hotels, Restaurants & Leisure					55,381,159

Household Durables - 1.2%
Newell Brands Inc., Senior Notes	5.200%	4/1/26	3,500,000		3,301,699
Newell Brands Inc., Senior Notes	6.375%	4/1/36	2,000,000		1,647,715
Newell Brands Inc., Senior Notes	6.500%	4/1/46	4,500,000		3,339,761
Victoria PLC, Senior Secured Notes	3.625%	8/24/26	1,240,000	EUR	1,037,343	(f)

Total Household Durables					9,326,518

Specialty Retail - 3.2%
Abercrombie & Fitch Management Co., Senior Secured Notes	8.750%	7/15/25	5,755,000		5,857,030	(a)
Bath & Body Works Inc., Senior Notes	6.750%	7/1/36	3,250,000		2,851,253
Bath & Body Works Inc., Senior Notes	7.600%	7/15/37	4,275,000		3,756,808
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,950,000	CAD	1,310,050	(a)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	6,500,000		4,694,983	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	5,000,000		3,271,159	(a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	1,775,000		1,419,618	(a)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	2,000,000		1,777,230	(a)

Total Specialty Retail					24,938,131

TOTAL CONSUMER DISCRETIONARY					128,345,040

CONSUMER STAPLES - 1.9%
Food Products - 1.5%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	8,000,000		7,747,320	(a)
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	4,050,000		3,607,477	(a)

Total Food Products					11,354,797

Tobacco - 0.4%
Vector Group Ltd., Senior Secured Notes	5.750%	2/1/29	3,500,000		2,979,134	(a)

TOTAL CONSUMER STAPLES					14,333,931

ENERGY - 9.9%
Oil, Gas & Consumable Fuels - 9.9%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	4,022,000		3,856,716	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,000,000		2,009,330	(a)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	3

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	362,000	$355,472	(a)
Crescent Energy Finance LLC, Senior Notes	7.250%	5/1/26	4,670,000	4,581,574	(a)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	3,710,000	3,791,286	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	8.000%	4/1/29	600,000	615,949	(a)
Earthstone Energy Holdings LLC, Senior Notes	9.875%	7/15/31	2,000,000	2,176,884	(a)
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	9.654%	10/16/23	7,298,000	6,831,143	(h)(i)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	6,842,000	5,916,079	(h)(i)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	2,641,446
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	7,000,000	6,231,539	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,000,000	999,790	(a)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	8,610,000	8,874,714
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. Term SOFR + 4.372%)	9.736%	10/30/23	10,000,000	9,486,553	(h)(i)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	10,000,000	9,457,600	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,000,000	877,736	(a)
Venture Global LNG Inc., Senior Secured Notes	8.375%	6/1/31	5,000,000	4,920,211	(a)
YPF SA, Senior Notes	8.500%	7/28/25	3,300,000	2,952,309	(f)

TOTAL ENERGY				76,576,331

FINANCIALS - 8.4%
Banks - 0.7%
Comerica Bank, Senior Notes	2.500%	7/23/24	4,000,000	3,830,192
Wells Fargo & Co., Junior Subordinated Notes	5.900%	6/15/24	2,000,000	1,964,910	(h)(i)

Total Banks				5,795,102

See Notes to Schedule of Investments.

4	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Capital Markets - 1.1%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	$1,822,669	(a)(g)
Credit Suisse AG, Senior Notes	3.625%	9/9/24	680,000	662,067
Credit Suisse AG, Senior Notes	7.950%	1/9/25	2,000,000	2,036,122
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	4,000,000	4,037,180	(a)

Total Capital Markets				8,558,038

Consumer Finance - 1.1%
Navient Corp., Senior Notes	5.500%	3/15/29	10,000,000	8,412,550

Financial Services - 3.4%
Burford Capital Global Finance LLC, Senior Notes	6.250%	4/15/28	4,000,000	3,703,060	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	7,909,094	7,545,711	(a)(d)
GTCR W-2 Merger Sub LLC, Senior Secured Notes	7.500%	1/15/31	3,650,000	3,659,764	(a)(e)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	5,000,000	4,159,163	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,000,000	756,548	(a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	6,500,000	5,607,127	(a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	9.500%	6/1/28	650,000	571,546	(a)

Total Financial Services				26,002,919

Insurance - 1.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	8,645,427	8,458,644	(a)(d)

Mortgage Real Estate Investment Trusts (REITs) - 1.0%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	2,250,000	1,699,352	(a)
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	7,000,000	5,663,667	(a)

Total Mortgage Real Estate Investment Trusts (REITs)				7,363,019

TOTAL FINANCIALS				64,590,272

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	5

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 3.7%
Health Care Providers & Services - 2.3%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	7,395,000	$4,919,154	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	17,000,000	8,674,505	(a)
LifePoint Health Inc., Senior Secured Notes	9.875%	8/15/30	3,000,000	2,908,140	(a)
U.S. Renal Care Inc., Senior Secured Notes	10.625%	6/28/28	1,883,000	1,261,610	(a)

Total Health Care Providers & Services				17,763,409

Health Care Technology - 0.3%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	2,340,000	1,960,083	(a)

Pharmaceuticals - 1.1%
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,000,000	2,175,990	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	7,616,000	3,019,325	(a)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	2,000,000	1,776,094
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	3,000,000	1,881,677

Total Pharmaceuticals				8,853,086

TOTAL HEALTH CARE				28,576,578

INDUSTRIALS - 10.9%
Aerospace & Defense - 1.2%
Triumph Group Inc., Senior Secured Notes	9.000%	3/15/28	9,500,000	9,405,534	(a)

Commercial Services & Supplies - 3.0%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	10,096,000	10,251,680
GEO Group Inc., Secured Notes	10.500%	6/30/28	3,750,000	3,763,594
GEO Group Inc., Secured Notes	9.500%	12/31/28	6,048,000	5,978,992	(a)
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	5,121,000	2,785,312	(a)

Total Commercial Services & Supplies				22,779,578

Construction & Engineering - 0.8%
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	6,895,000	6,314,288	(a)

Ground Transportation - 1.1%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	6,000,000	4,560,030	(a)
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,692,000	2,592,275
XPO Escrow Sub LLC, Senior Notes	7.500%	11/15/27	1,000,000	1,012,725	(a)

Total Ground Transportation				8,165,030

See Notes to Schedule of Investments.

6	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Machinery - 2.5%
Chart Industries Inc., Senior Secured Notes	7.500%	1/1/30	3,000,000		$3,020,190	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	7,500,000		6,517,537
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	7,500,000		7,016,873
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,000,000		2,639,733	(a)

Total Machinery					19,194,333

Passenger Airlines - 1.4%
American Airlines Group Inc. Pass-Through Trust	4.000%	7/15/25	1,952,597		1,851,745
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	4,140,000		4,453,865	(a)
RJET 2023-1 A	8.000%	6/15/30	4,937,500		4,863,640	(b)(c)

Total Passenger Airlines					11,169,250

Professional Services - 0.5%
RR Donnelley & Sons Co., Secured Notes	9.750%	7/31/28	4,000,000		4,005,860	(a)

Transportation Infrastructure - 0.4%
Gatwick Airport Finance PLC, Senior Secured Notes	4.375%	4/7/26	3,000,000	GBP	3,405,419	(f)

TOTAL INDUSTRIALS					84,439,292

INFORMATION TECHNOLOGY - 2.5%
Communications Equipment - 0.7%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	7,589,000		4,319,244	(a)
Viasat Inc., Senior Notes	7.500%	5/30/31	1,875,000		1,240,781	(a)

Total Communications Equipment					5,560,025

Software - 0.6%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	2,000,000		1,940,825	(a)
NCR Corp., Senior Notes	5.125%	4/15/29	3,000,000		2,646,281	(a)

Total Software					4,587,106

Technology Hardware, Storage & Peripherals - 1.2%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	1,500,000		1,331,415	(a)
Vericast Corp., Secured Notes	12.500%	12/15/27	590,000		670,694	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	7,020,000		7,362,225	(a)

Total Technology Hardware, Storage & Peripherals					9,364,334

TOTAL INFORMATION TECHNOLOGY					19,511,465

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	7

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 1.7%
Containers & Packaging - 0.8%
Pactiv LLC, Senior Notes	8.375%	4/15/27	6,000,000	$6,003,780

Metals & Mining - 0.9%
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	7,000,000	6,975,022	(a)

TOTAL MATERIALS				12,978,802

REAL ESTATE - 1.1%
Hotel & Resort REITs - 0.9%
Service Properties Trust, Senior Notes	4.350%	10/1/24	5,000,000	4,802,117
Service Properties Trust, Senior Notes	4.500%	3/15/25	2,000,000	1,874,393

Total Hotel & Resort REITs				6,676,510

Real Estate Management & Development - 0.2%
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	3,200,000	68,416	*(f)(j)
China SCE Group Holdings Ltd., Senior Secured Notes	7.375%	4/9/24	3,100,000	258,385	(f)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	3,500,000	326,585	(f)
Cushman & Wakefield US Borrower LLC, Senior Secured Notes	8.875%	9/1/31	850,000	823,136	(a)

Total Real Estate Management & Development				1,476,522

TOTAL REAL ESTATE				8,153,032

UTILITIES - 0.7%
Electric Utilities - 0.2%
NSG Holdings LLC/NSG Holdings Inc., Senior Secured Notes	7.750%	12/15/25	1,491,323	1,491,591	(a)

Independent Power and Renewable Electricity Producers - 0.5%
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,000,000	3,771,020

TOTAL UTILITIES				5,262,611

TOTAL CORPORATE BONDS & NOTES (Cost - $537,103,472)				501,594,020

COLLATERALIZED MORTGAGE OBLIGATIONS(k) - 27.5%
BANK, 2021-BN35 K	1.766%	6/15/64	21,846,154	4,549,896	(a)(i)
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000	2,161,099	(a)(i)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000	1,993,769	(a)(i)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. Term SOFR + 5.614%)	10.947%	8/15/38	17,687,987	10,756,265	(a)(i)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	3,439,000	2,840,376	(a)

See Notes to Schedule of Investments.

8	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(k) - (continued)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	2,000,000	$1,605,512	(a)
CSMC Trust, 2021-ADV G (1 mo. Term SOFR + 6.364%)	11.697%	7/15/38	8,350,000	6,416,312	(a)(i)
CSMC Trust, 2021-RPL2 B1	3.591%	1/25/60	6,233,900	3,464,915	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	10.815%	7/25/41	2,500,000	2,130,481	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (30 Day Average SOFR + 5.364%)	10.679%	1/25/50	2,225,000	2,277,739	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (30 Day Average SOFR + 4.914%)	10.229%	2/25/50	7,250,000	7,278,822	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	10.965%	12/25/50	5,000,000	5,195,457	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	10.065%	1/25/51	9,482,500	9,358,269	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	11.565%	10/25/33	5,000,000	5,316,674	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	8.365%	1/25/34	2,470,000	2,481,444	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.815%	1/25/34	6,700,000	6,545,607	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.815%	10/25/41	6,590,000	6,796,811	(a)(i)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	9

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(k) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	0.928%	8/25/57	9,474,563	$2,872,005	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (30 Day Average SOFR + 11.864%)	17.179%	5/25/43	4,746,897	5,486,456	(a)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	11.315%	8/25/33	6,000,000	6,246,042	(a)(i)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (30 Day Average SOFR + 10.364%)	15.679%	1/25/29	2,223,891	2,524,764	(a)(i)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1B1 (30 Day Average SOFR + 3.514%)	8.829%	10/25/39	4,940,000	4,989,156	(a)(i)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	11.711%	7/25/31	6,211,487	6,189,131	(a)(i)
Great Wolf Trust, 2019-WOLF E (1 mo. Term SOFR + 2.846%)	8.178%	12/15/36	3,943,000	3,894,199	(a)(i)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. Term SOFR + 4.497%)	9.829%	11/15/32	5,000,000	4,910,707	(a)(i)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	2,840,000	2,293,983
GS Mortgage Securities Trust, 2021-ARDN H (1 mo. Term SOFR + 6.048%)	11.380%	11/15/26	5,000,000	4,601,454	(a)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.542%	7/5/33	4,000,000	2,240,000	(a)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	1,580,000	1,128,105	(a)(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. Term SOFR + 7.364%)	12.697%	6/15/26	10,000,000	9,708,704	(a)(i)
KIND Trust, 2021-KIND F (1 mo. Term SOFR + 4.064%)	9.396%	8/15/38	7,446,184	6,861,646	(a)(i)
Med Trust, 2021-MDLN F (1 mo. Term SOFR + 4.114%)	9.446%	11/15/38	6,558,524	6,251,150	(a)(i)
MIRA Trust, 2023-MILE HRR	9.300%	6/10/38	13,750,000	13,541,438	(a)

See Notes to Schedule of Investments.

10	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(k) - (continued)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	$3,437,080	(a)(i)
Multifamily CAS Trust, 2019-1 CE (30 Day Average SOFR + 8.864%)	14.179%	10/25/49	2,000,000	1,955,043	(a)(i)
Multifamily CAS Trust, 2020-1 CE (30 Day Average SOFR + 7.614%)	12.929%	3/25/50	2,500,000	2,488,809	(a)(i)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.790%	1/15/39	2,500,000	1,926,469	(a)(i)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.525%	3/15/35	2,877,795	2,880,538	(a)(i)
New Residential Mortgage Loan Trust, 2017-2A B5	5.277%	3/25/57	2,819,937	2,090,913	(a)(i)
New Residential Mortgage Loan Trust, 2020-2A B5D	5.936%	10/25/46	4,585,430	4,263,267	(a)(i)
River Haus, 2021 A-2	6.950%	8/15/24	8,500,000	8,483,718	(b)(c)(l)
Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	5,000,000	4,017,207	(a)(i)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	11.332%	2/15/39	2,310,035	2,030,735	(a)(i)
Soho Trust, 2021-SOHO D	2.786%	8/10/38	7,000,000	4,114,801	(a)(i)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. Term SOFR + 4.367%)	9.695%	11/11/34	4,455,441	4,297,695	(a)(i)
UBS Commercial Mortgage Trust, 2018-NYCH F (1 mo. Term SOFR + 3.868%)	9.201%	2/15/32	6,000,000	5,763,370	(a)(i)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $238,254,603)				212,658,033

			FACE AMOUNT†/ UNITS
ASSET-BACKED SECURITIES - 23.2%
AGL CLO Ltd., 2021-11A E (3 mo. Term SOFR + 6.622%)	11.930%	4/15/34	2,650,000	2,577,039	(a)(i)
AGL CLO Ltd., 2020-6A ER (3 mo. Term SOFR + 6.762%)	12.088%	7/20/34	6,990,000	6,773,896	(a)(i)
Anchorage Capital CLO Ltd., 2014-3RA E (3 mo. Term SOFR + 5.762%)	11.127%	1/28/31	3,625,000	3,352,991	(a)(i)
Apidos CLO Ltd., 2023-46A SUB	0.000%	10/24/36	3,500,000	2,699,931	(a)(i)
Ares CLO Ltd., 2015-2A ER (3 mo. Term SOFR + 7.112%)	12.420%	4/17/33	1,500,000	1,396,066	(a)(i)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	11

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Barings CLO Ltd., 2020-4A E (3 mo. Term SOFR + 5.942%)	11.268%	1/20/32	1,090,000	$1,014,316	(a)(i)
BlueMountain CLO Ltd., 2020-29A ER (3 mo. Term SOFR + 7.122%)	12.473%	7/25/34	7,000,000	6,581,707	(a)(i)
BlueMountain Fuji US CLO Ltd., 2017-2A D (3 mo. Term SOFR + 6.412%)	11.738%	10/20/30	5,350,000	4,784,830	(a)(i)
CARLYLE US CLO Ltd., 2020-1A ER (3 mo. Term SOFR + 8.142%)	13.468%	7/20/34	5,000,000	4,146,043	(a)(i)
College Avenue Student Loans LLC, 2021-B R	0.000%	6/25/52	17,241	6,023,775	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	8.531%	8/9/24	1,979,500	1,926,817	(a)(i)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	7.390%	8/9/24	1,087,688	1,056,309	(a)
Dryden CLO Ltd., 2021-95A SUB	0.000%	8/20/34	6,870,000	4,412,514	(a)(i)
Elmwood CLO Ltd., 2019-2A SUB	0.000%	4/20/34	4,600,000	3,550,281	(a)(i)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. Term SOFR + 7.392%)	12.700%	10/15/34	5,000,000	4,425,015	(a)(i)
Goldentree Loan Management US CLO Ltd., 2020-8A FR (3 mo. Term SOFR + 8.312%)	13.638%	10/20/34	7,000,000	6,044,569	(a)(i)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. Term SOFR + 5.212%)	10.520%	4/15/31	1,570,000	1,309,389	(a)(i)
Greywolf CLO Ltd., 2015-1A DR (3 mo. Term SOFR + 6.112%)	11.463%	1/27/31	6,250,000	5,683,604	(a)(i)
Greywolf CLO Ltd., 2018-1A D (3 mo. Term SOFR + 6.010%)	11.361%	4/26/31	3,800,000	3,498,122	(a)(i)
Hayfin US Ltd., 2021-14A E (3 mo. Term SOFR + 7.442%)	12.768%	7/20/34	7,000,000	6,517,684	(a)(i)
LCM Ltd., 33A E (3 mo. Term SOFR + 6.612%)	11.938%	7/20/34	3,000,000	2,439,681	(a)(i)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	5,522,319	4,595,743	(a)
MACH Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,376	618,492	(a)
Magnetite Ltd., 2020-26A ER (3 mo. Term SOFR + 6.212%)	11.563%	7/25/34	6,750,000	6,563,433	(a)(i)
MAPS Trust, 2021-1A C	5.437%	6/15/46	3,275,863	2,133,713	(a)

See Notes to Schedule of Investments.

12	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Marathon CLO Ltd., 2019-1A C (3 mo. Term SOFR + 4.332%)	9.640%	4/15/32	4,625,000	$4,297,447	(a)(i)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	6.284%	3/29/38	27,730,208	4,727,113	(a)(i)
Ocean Trails CLO, 2020-10A ER (3 mo. Term SOFR + 7.832%)	13.140%	10/15/34	3,750,000	3,667,968	(a)(i)
Palmer Square CLO Ltd., 2023-4A E (3 mo. Term SOFR + 6.750%)	12.163%	10/20/33	4,200,000	4,221,735	(a)(e)(i)
Palmer Square Loan Funding Ltd., 2022-3A C (3 mo. Term SOFR + 5.400%)	10.708%	4/15/31	2,950,000	2,979,155	(a)(i)
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. Term SOFR + 7.112%)	12.476%	5/15/32	6,950,000	6,343,637	(a)(i)
Rad CLO Ltd., 2018-1A E (3 mo. Term SOFR + 5.882%)	11.190%	7/15/31	1,500,000	1,417,368	(a)(i)
Riserva CLO Ltd., 2016-3A ERR (3 mo. Term SOFR + 6.762%)	12.072%	1/18/34	2,450,000	2,289,353	(a)(i)
Riserva CLO Ltd., 2016-3A FRR (3 mo. Term SOFR + 8.772%)	14.082%	1/18/34	2,500,000	2,112,198	(a)(i)
RR Ltd., 2021-18A D (3 mo. Term SOFR + 6.512%)	11.820%	10/15/34	7,190,000	6,895,040	(a)(i)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. USD LIBOR + 10.000%)	15.588%	4/20/33	4,000,000	3,357,765	(a)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	7,570	2,303,384	(a)
Sound Point CLO Ltd., 2020-1A ER (3 mo. Term SOFR + 7.122%)	12.448%	7/20/34	4,200,000	3,613,883	(a)(i)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	4,004,122	3,492,773	(a)
Symphony CLO Ltd., 2016-18A ER (3 mo. Term SOFR + 7.332%)	12.677%	7/23/33	3,000,000	2,783,972	(a)(i)
Symphony CLO Ltd., 2019-21A ER (3 mo. Term SOFR + 6.862%)	12.170%	7/15/32	2,800,000	2,674,859	(a)(i)
Symphony CLO Ltd., 2021-28A SUB	0.000%	10/23/50	6,045,000	4,183,140	(a)(i)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. Term SOFR + 7.012%)	12.313%	10/13/32	3,500,000	3,170,226	(a)(i)
Voya CLO Ltd., 2018-2A E (3 mo. Term SOFR + 5.512%)	10.820%	7/15/31	6,750,000	5,783,502	(a)(i)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	13

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Voya CLO Ltd., 2021-1A E (3 mo. Term SOFR + 6.612%)	11.920%	7/15/34	2,250,000	$2,024,745	(a)(i)
Whitebox CLO Ltd., 2020-2A ER (3 mo. Term SOFR + 7.362%)	12.707%	10/24/34	2,175,000	2,104,607	(a)(i)
Wind River CLO Ltd., 2021-4A E3 (3 mo. Term SOFR + 8.512%)	13.838%	1/20/35	3,000,000	2,868,894	(a)(i)
Wind River CLO Ltd., 2021-4A F (3 mo. Term SOFR + 6.522%)	11.848%	1/20/35	2,450,000	1,720,076	(a)(i)
Zais CLO Ltd., 2021-17A E (3 mo. Term SOFR + 8.512%)	13.838%	10/20/33	6,000,000	5,608,505	(a)(i)

TOTAL ASSET-BACKED SECURITIES (Cost - $201,073,264)				178,767,305

			FACE AMOUNT†
SENIOR LOANS - 19.4%
COMMUNICATION SERVICES - 1.5%
Entertainment - 0.9%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.500%)	10.890%	2/10/27	7,329,199	6,559,633	(i)(m)(n)

Media - 0.6%
CB Poly US Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.500%)	10.816%	5/18/29	4,950,000	4,774,275	(i)(m)(n)

TOTAL COMMUNICATION SERVICES				11,333,908

CONSUMER DISCRETIONARY - 5.7%
Automobile Components - 1.9%
Autokiniton US Holdings Inc., Closing Date Term Loan B (1 mo. Term SOFR + 4.614%)	9.931%	4/6/28	3,910,000	3,841,575	(i)(m)(n)
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	10.881%	3/30/27	5,859,774	5,796,284	(i)(m)(n)
First Brands Group LLC, 2021 Second Lien Term Loan (1 mo. Term SOFR + 8.500%)	14.381%	3/30/28	5,390,000	5,089,049	(i)(m)(n)

Total Automobile Components				14,726,908

Diversified Consumer Services - 0.2%
Adtalem Global Education Inc., Term Loan B (1 mo. Term SOFR + 4.114%)	9.431%	8/12/28	1,729,616	1,730,697	(i)(m)(n)

See Notes to Schedule of Investments.

14	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - 0.8%
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	14.731%	3/8/24	1,161,000	$1,129,072	(i)(m)(n)
NCL Corp. Ltd., Term Loan A3 (1 mo. Term SOFR + 2.350%)	7.666%	1/2/25	4,846,154	4,809,808	(i)(m)(n)

Total Hotels, Restaurants & Leisure				5,938,880

Specialty Retail - 2.8%
Empire Today LLC, Closing Date Term Loan (1 mo. Term SOFR + 5.114%)	10.439%	4/3/28	2,443,750	2,004,755	(i)(m)(n)
Franchise Group Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 5.012%)	10.311%	3/10/26	5,955,440	5,486,449	(i)(m)(n)
Michaels Cos. Inc., Term Loan B (3 mo. Term SOFR + 4.512%)	9.902%	4/15/28	2,661,387	2,436,367	(i)(m)(n)
Rising Tide Holdings Inc., 2023 Term Loan (3 mo. Term SOFR + 8.250%)	13.660%	3/11/24	2,234,375	2,033,281	(c)(i)(m)(n)
RVR Dealership Holdings LLC, 2022 Term Loan (3 mo. Term SOFR + 3.900%)	9.246%	2/8/28	911,022	814,226	(c)(i)(m)(n)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. Term SOFR + 6.100%)	11.416%	6/19/26	8,572,552	8,535,047	(i)(m)(n)

Total Specialty Retail				21,310,125

TOTAL CONSUMER DISCRETIONARY				43,706,610

CONSUMER STAPLES - 0.3%
Beverages - 0.2%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	8.902%	3/31/28	1,492,367	1,457,543	(i)(m)(n)

Household Products - 0.1%
Knight Health Holdings LLC, Term Loan B (1 mo. Term SOFR + 5.364%)	10.681%	12/23/28	4,912,500	1,273,148	(i)(m)(n)

TOTAL CONSUMER STAPLES				2,730,691

FINANCIALS - 3.0%
Financial Services - 1.6%
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (3 mo. Term SOFR + 7.012%)	12.402%	4/7/28	2,000,000	1,898,750	(i)(m)(n)
Greystone Select Holdings LLC, Term Loan B (3 mo. Term SOFR + 5.262%)	10.582%	6/16/28	3,402,778	3,368,750	(i)(m)(n)
GTCR W Merger Sub LLC, Term Loan B	—	9/20/30	3,000,000	3,001,095	(o)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	15

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Financial Services - (continued)
Nexus Buyer LLC, Initial Term Loan (1 mo. Term SOFR + 3.850%)	9.166%	11/9/26	3,969,072	$3,920,868	(i)(m)(n)
Resolute Investment Managers Inc., First Lien Term Loan C (3 mo. Term SOFR + 4.400%)	9.790%	4/30/24	1,082,221	682,881	(i)(m)(n)

Total Financial Services				12,872,344

Insurance - 1.4%
Asurion LLC, New Term Loan B4 (1 mo. Term SOFR + 5.364%)	10.681%	1/20/29	5,000,000	4,453,550	(i)(m)(n)
Asurion LLC, Second Lien Term Loan B3 (1 mo. Term SOFR + 5.364%)	10.681%	1/31/28	5,000,000	4,522,325	(i)(m)(n)
Sedgwick Claims Management Services Inc., 2023 Term Loan (1 mo. Term SOFR + 3.750%)	9.066%	2/24/28	1,582,050	1,580,966	(i)(m)(n)

Total Insurance				10,556,841

TOTAL FINANCIALS				23,429,185

HEALTH CARE - 1.5%
Health Care Providers & Services - 0.6%
EyeCare Partners LLC, Second Lien Initial Term Loan (1 mo. Term SOFR + 6.864%)	12.181%	11/15/29	2,590,000	1,394,715	(i)(m)(n)
Global Medical Response Inc., 2020 Term Loan (3 mo. Term SOFR + 4.512%)	9.780%	10/2/25	4,886,935	3,433,072	(i)(m)(n)

Total Health Care Providers & Services				4,827,787

Health Care Technology - 0.9%
Virgin Pulse Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.364%)	12.681%	4/6/29	6,500,000	6,491,875	(i)(m)(n)

TOTAL HEALTH CARE				11,319,662

INDUSTRIALS - 4.0%
Aerospace & Defense - 1.1%
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 3.900%)	9.270%	4/30/25	3,677,606	3,470,171	(i)(m)(n)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (3 mo. Term SOFR + 7.900%)	13.269%	4/30/26	6,000,000	5,085,000	(c)(i)(m)(n)

Total Aerospace & Defense				8,555,171

Air Freight & Logistics - 0.8%
WWEX Uni Topco Holdings LLC, Second Lien Initial Term Loan (3 mo. Term SOFR + 7.262%)	12.652%	7/26/29	7,000,000	5,967,500	(i)(m)(n)

See Notes to Schedule of Investments.

16	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Building Products - 0.5%
ACProducts Holdings Inc., Initial Term Loan	—	5/17/28	4,987,245	$4,133,877	(o)

Commercial Services & Supplies - 0.8%
GEO Group Inc., Term Loan 1 (1 mo. Term SOFR + 7.125%)	12.441%	3/23/27	2,259,561	2,308,391	(i)(m)(n)
Neptune Bidco Us Inc., Term Loan A (3 mo. Term SOFR + 4.850%)	10.148%	10/11/28	3,990,000	3,578,192	(i)(m)(n)

Total Commercial Services & Supplies				5,886,583

Professional Services - 0.8%
RR Donnelley & Sons Co., 2023 Replacement Term Loan (1 mo. Term SOFR + 7.350%)	12.666%	3/17/28	6,629,050	6,641,479	(i)(m)(n)

TOTAL INDUSTRIALS				31,184,610

INFORMATION TECHNOLOGY - 2.8%
IT Services - 1.1%
Nielsen Consumer Inc., Fifth Amendment Incremental Term Loan (1 mo. Term SOFR + 6.250%)	11.566%	3/6/28	4,987,500	4,871,117	(i)(m)(n)
Redstone Holdco 2 LP, First Lien Initial Term Loan (1 mo. Term SOFR + 4.864%)	10.184%	4/27/28	4,280,726	3,688,573	(i)(m)(n)

Total IT Services				8,559,690

Software - 1.7%
Cloudera Inc., Second Lien Term Loan (1 mo. Term SOFR + 6.100%)	11.416%	10/8/29	2,120,000	2,021,070	(i)(m)(n)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.000%)	12.316%	2/19/29	500,000	469,167	(i)(m)(n)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.262%)	10.631%	7/27/28	4,312,538	3,230,803	(i)(m)(n)
Magenta Buyer LLC, Second Lien Initial Term Loan (3 mo. Term SOFR + 8.512%)	13.881%	7/27/29	6,500,000	3,136,250	(i)(m)(n)
Planview Parent Inc., First Lien Closing Date Term Loan (3 mo. Term SOFR + 4.262%)	9.652%	12/17/27	4,174,005	4,128,780	(i)(m)(n)

Total Software				12,986,070

TOTAL INFORMATION TECHNOLOGY				21,545,760

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	17

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 0.6%
Chemicals - 0.6%
Plastics Management LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.100%)	10.437%	8/3/27	4,905,843		$4,680,728	(b)(c)(i)(m)(n)

TOTAL SENIOR LOANS (Cost - $165,482,458)					149,931,154

SOVEREIGN BONDS - 4.2%
Angola - 0.4%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	3,500,000		2,822,694	(a)(g)

Argentina - 1.4%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,100,000		4,691,524	(a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,000,000		1,839,814	(f)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	5,416,710		4,533,241	(a)

Total Argentina					11,064,579

Dominican Republic - 0.3%
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	2,750,000		2,242,580	(f)(g)

Ecuador - 0.2%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	5,593,000		1,683,147	(a)(g)

Egypt - 0.2%
Egypt Government International Bond, Senior Notes	5.800%	9/30/27	2,000,000		1,321,808	(f)

Kenya - 0.3%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	3,200,000		2,137,366	(a)(g)

Mexico - 0.3%
Mexican Bonos, Bonds	5.750%	3/5/26	40,930,000	MXN	2,108,014

Supranational - 0.7%
International Finance Corp., Senior Notes	6.140%	6/3/24	225,000,000	UYU	5,764,088

Turkey - 0.4%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000		2,998,349	(a)(g)

TOTAL SOVEREIGN BONDS (Cost - $35,569,928)					32,142,625

See Notes to Schedule of Investments.

18	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 1.4%
ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Equitrans Midstream Corp. (9.750% to 3/31/24 then 3 mo. USD LIBOR + 8.150%)	9.750%		100,000	$2,187,500	(i)
MPLX LP	9.538%		251,254	8,542,636	(b)(c)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $11,084,844)				10,730,136

PREFERRED STOCKS - 1.1%
ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Crestwood Equity Partners LP	9.250%		750,000	7,282,500

FINANCIALS - 0.1%
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Granite Point Mortgage Trust Inc., Non Voting Shares (7.000% to 1/15/27 then SOFR + 5.830%)	7.000%		63,272	1,075,624	(i)

TOTAL PREFERRED STOCKS (Cost - $8,579,300)				8,358,124

		MATURITY DATE	FACE AMOUNT†
CONVERTIBLE BONDS & NOTES - 0.9%
COMMUNICATION SERVICES - 0.5%
Media - 0.5%
DISH Network Corp., Senior Notes	0.000%	12/15/25	4,500,000	3,026,250
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,000,000	1,212,000

TOTAL COMMUNICATION SERVICES				4,238,250

FINANCIALS - 0.4%
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	3,010,000	2,784,250

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $6,917,827)				7,022,500

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	19

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2023

SECURITY‡				SHARES	VALUE
COMMON STOCKS - 0.0%††
CONSUMER DISCRETIONARY - 0.0%††
Specialty Retail - 0.0%††
West Marine				146,250	$329,062	(b)(c)
West Marine 1A Common Units				16,250	36,563	(b)(c)

TOTAL COMMON STOCKS (Cost - $0)					365,625

		EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%††
EXCHANGE-TRADED PURCHASED OPTIONS - 0.0%††
3-Month SOFR, Call @ $99.250		12/15/23	17	42,500	106
U.S. Treasury 10-Year Notes Futures, Call @ $110.500		10/27/23	176	176,000	27,500
U.S. Treasury 10-Year Notes Futures, Call @ $118.500		12/22/23	8	8,000	500

TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost - $48,793)					28,106

COUNTERPARTY
OTC PURCHASED OPTIONS - 0.0%††
U.S. Dollar/Canadian Dollar, Put @ 1.330CAD (Cost - $65,325)	BNP Paribas SA	11/8/23	8,710,000	8,710,000	12,799

TOTAL PURCHASED OPTIONS (Cost - $114,118)					40,905

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,204,179,814)					1,101,610,427

		RATE		SHARES
SHORT-TERM INVESTMENTS - 1.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $9,015,430)		5.259%		9,015,430	9,015,430	(p)(q)

TOTAL INVESTMENTS - 143.9% (Cost - $1,213,195,244)					1,110,625,857
Liabilities in Excess of Other Assets - (43.9)%					(338,783,632)

TOTAL NET ASSETS - 100.0%					$771,842,225

See Notes to Schedule of Investments.

20	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2023

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	The coupon payment on this security is currently in default as of September 30, 2023.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	This security is traded on a to-be-announced (“TBA”) basis. At September 30, 2023, the Fund held TBA securities with a total cost of $8,498,745.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	All or a portion of this loan has not settled as of September 30, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(p)	Rate shown is one-day yield as of the end of the reporting period.

(q)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2023, the total market value of investments in Affiliated Companies was $9,015,430 and the cost was $9,015,430 (Note 2).

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	21

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2023

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

At September 30, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
						Sovereign Bonds Corporate Bonds &	$11,932,250
Goldman Sachs Group Inc.	6.000%	8/3/2023	TBD	***	$17,885,345	Notes	4,315,374
						Cash	5,305,000

					$17,885,345		$21,552,624

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of September 30, 2023.

At September 30, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	141	3/25	$34,059,821	$33,632,025	$(427,796)
3-Month SONIA	101	3/24	28,917,897	29,146,999	229,102
3-Month SONIA	103	9/24	29,650,830	29,765,010	114,180
3-Month SONIA	3	3/25	867,130	870,511	3,381
U.S. Treasury 5-Year Notes	37	12/23	3,954,150	3,898,297	(55,853)

See Notes to Schedule of Investments.

22	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2023

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 10-Year Notes	2,357	12/23	$258,960,762	$254,703,313	$(4,257,449)
U.S. Treasury Long-Term Bonds	72	12/23	8,607,179	8,192,250	(414,929)
U.S. Treasury Ultra 10-Year Notes	170	12/23	19,497,169	18,965,625	(531,544)
U.S. Treasury Ultra Long-Term Bonds	146	12/23	18,503,968	17,328,375	(1,175,593)

					(6,516,501)

Contracts to Sell:
3-Month SOFR	247	3/24	58,763,719	58,384,625	379,094
U.S. Treasury 2-Year Notes	339	12/23	68,897,137	68,719,008	178,129

					557,223

Net unrealized depreciation on open futures contracts					$(5,959,278)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average

At September 30, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,660,000	USD	1,242,046	BNP Paribas SA	10/20/23	$(19,519)
CAD	2,030,000	USD	1,500,969	BNP Paribas SA	10/20/23	(5,950)
CAD	2,110,000	USD	1,553,207	BNP Paribas SA	10/20/23	729
CAD	2,220,000	USD	1,639,848	BNP Paribas SA	10/20/23	(4,902)
CAD	2,520,000	USD	1,853,977	BNP Paribas SA	10/20/23	1,908
CAD	2,640,000	USD	1,958,678	BNP Paribas SA	10/20/23	(14,417)
CAD	2,710,000	USD	2,002,750	BNP Paribas SA	10/20/23	(6,936)
EUR	6,520,000	USD	7,139,131	BNP Paribas SA	10/20/23	(239,750)
NOK	99,949,389	USD	9,405,673	BNP Paribas SA	10/20/23	(56,061)
USD	45,980	AUD	68,900	BNP Paribas SA	10/20/23	1,646
USD	1,657,112	CAD	2,196,170	BNP Paribas SA	10/20/23	39,715
USD	8,243,163	CAD	11,172,000	BNP Paribas SA	10/20/23	15,405
USD	2,037,145	EUR	1,870,000	BNP Paribas SA	10/20/23	58,335
USD	527,599	NOK	5,320,000	BNP Paribas SA	10/20/23	29,948

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	23

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	653,792	NOK	6,520,000	BNP Paribas SA	10/20/23	$43,889
USD	736,978	NOK	7,360,000	BNP Paribas SA	10/20/23	48,498
USD	845,015	NOK	8,760,000	BNP Paribas SA	10/20/23	25,574
USD	888,872	NOK	9,300,000	BNP Paribas SA	10/20/23	18,918
USD	3,123,478	NOK	31,530,000	BNP Paribas SA	10/20/23	174,053
MXN	34,700,000	USD	1,964,052	Goldman Sachs Group Inc.	10/20/23	19,832
USD	1,268,779	MXN	21,720,000	Goldman Sachs Group Inc.	10/20/23	26,993
USD	1,398,649	MXN	24,307,405	Goldman Sachs Group Inc.	10/20/23	8,935
USD	1,569,532	MXN	26,840,000	Goldman Sachs Group Inc.	10/20/23	35,023
USD	636,913	NOK	6,430,000	JPMorgan Chase & Co.	10/20/23	35,429
USD	852,269	NOK	8,670,000	JPMorgan Chase & Co.	10/20/23	41,247
BRL	2,790,000	USD	563,773	Morgan Stanley & Co. Inc.	10/20/23	(10,441)
CAD	5,820,000	USD	4,333,967	Morgan Stanley & Co. Inc.	10/20/23	(47,756)
CNH	13,670,000	USD	1,898,532	Morgan Stanley & Co. Inc.	10/20/23	(23,886)
EUR	1,810,000	USD	1,961,574	Morgan Stanley & Co. Inc.	10/20/23	(46,255)
EUR	2,480,000	USD	2,687,317	Morgan Stanley & Co. Inc.	10/20/23	(63,012)
GBP	338,000	USD	439,200	Morgan Stanley & Co. Inc.	10/20/23	(26,752)
GBP	500,000	USD	625,011	Morgan Stanley & Co. Inc.	10/20/23	(14,881)
GBP	850,000	USD	1,067,840	Morgan Stanley & Co. Inc.	10/20/23	(30,618)
GBP	950,000	USD	1,198,078	Morgan Stanley & Co. Inc.	10/20/23	(38,830)
GBP	1,239,000	USD	1,523,109	Morgan Stanley & Co. Inc.	10/20/23	(11,206)
GBP	2,050,000	USD	2,589,044	Morgan Stanley & Co. Inc.	10/20/23	(87,509)
MXN	17,630,000	USD	1,000,603	Morgan Stanley & Co. Inc.	10/20/23	7,347
NOK	16,140,000	USD	1,589,985	Morgan Stanley & Co. Inc.	10/20/23	(80,193)
USD	1,917,311	CNH	13,670,000	Morgan Stanley & Co. Inc.	10/20/23	42,665
USD	1,483,225	EUR	1,360,000	Morgan Stanley & Co. Inc.	10/20/23	44,090
USD	1,654,926	EUR	1,520,000	Morgan Stanley & Co. Inc.	10/20/23	46,482
USD	2,134,823	EUR	1,930,000	Morgan Stanley & Co. Inc.	10/20/23	92,522
USD	2,208,456	EUR	2,030,000	Morgan Stanley & Co. Inc.	10/20/23	60,335
USD	8,438,942	EUR	7,643,000	Morgan Stanley & Co. Inc.	10/20/23	351,217
USD	2,015,366	GBP	1,538,000	Morgan Stanley & Co. Inc.	10/20/23	138,605
USD	2,195,477	GBP	1,690,000	Morgan Stanley & Co. Inc.	10/20/23	133,236
USD	4,070,275	GBP	3,206,916	Morgan Stanley & Co. Inc.	10/20/23	157,000
USD	16,070,279	GBP	12,511,000	Morgan Stanley & Co. Inc.	10/20/23	803,594
USD	29,538	JPY	4,116,000	Morgan Stanley & Co. Inc.	10/20/23	1,892
USD	1,014,038	MXN	17,630,000	Morgan Stanley & Co. Inc.	10/20/23	6,088
USD	3,048,500	CAD	4,100,842	BNP Paribas SA	11/9/23	27,539

Net unrealized appreciation on open forward foreign currency contracts						$1,709,815

See Notes to Schedule of Investments.

24	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2023

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
USD	— United States Dollar

At September 30, 2023, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT		TERMINATION DATE	PAYMENTS MADE BY THE FUND†		PAYMENTS RECEIVED BY THE FUND†		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase & Co.	63,990,000	BRL	1/2/29	BRL-CDI	*	10.230	%*	$(380,297)	—	$(380,297)

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
	$7,530,000	2/15/48	3.050% annually	Daily SOFR Compound annually	$1,241,230	$266,802	$974,428
	9,670,000	5/15/48	3.150% annually	Daily SOFR Compound annually	1,448,470	(9,317)	1,457,787

Total	$17,200,000				$2,689,700	$257,485	$2,432,215

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2023[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Ford Motor Co., 4.346%, due 12/8/26	$4,320,000	6/20/26	1.541%	5.000% quarterly	$373,597	$341,194	$32,403

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	25

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2023

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2023[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
General Motors Co., 4.875%, due 10/2/23	$4,320,000	6/20/26	1.100%	5.000% quarterly	$(424,379)	$(458,581)	$34,202

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real
BRL-CDI	— Brazilian Cetip InterBank Deposit Rate
SOFR	— Secured Overnight Financing Rate

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

26	Western Asset Diversified Income Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited number of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use

27

Notes to Schedule of Investments (unaudited) (continued)

market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger

28

Notes to Schedule of Investments (unaudited) (continued)

proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

29

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$125,352,540	$2,992,500	$128,345,040
Industrials	—	79,575,652	4,863,640	84,439,292
Other Corporate Bonds & Notes	—	288,809,688	—	288,809,688
Collateralized Mortgage Obligations	—	204,174,315	8,483,718	212,658,033
Asset-Backed Securities	—	178,767,305	—	178,767,305
Senior Loans:
Consumer Discretionary	—	40,859,103	2,847,507	43,706,610
Industrials	—	26,099,610	5,085,000	31,184,610
Materials	—	—	4,680,728	4,680,728
Other Senior Loans	—	70,359,206	—	70,359,206
Sovereign Bonds	—	32,142,625	—	32,142,625
Convertible Preferred Stocks:
Energy	—	2,187,500	8,542,636	10,730,136
Preferred Stocks	$8,358,124	—	—	8,358,124
Convertible Bonds & Notes	—	7,022,500	—	7,022,500
Common Stocks	—	—	365,625	365,625
Purchased Options:
Exchange-Traded Purchased Options	28,106	—	—	28,106
OTC Purchased Options	—	12,799	—	12,799

Total Long-Term Investments	8,386,230	1,055,362,843	37,861,354	1,101,610,427

Short-Term Investments†	9,015,430	—	—	9,015,430

Total Investments	$17,401,660	$1,055,362,843	$37,861,354	$1,110,625,857

30

Notes to Schedule of Investments (unaudited) (continued)

ASSETS (cont’d)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$903,886	—	—	$903,886
Forward Foreign Currency Contracts††	—	$2,538,689	—	2,538,689
Centrally Cleared Interest Rate Swaps††	—	2,432,215	—	2,432,215
Centrally Cleared Credit Default Swaps on Corporate Issues - Sell Protection††	—	32,403	—	32,403
Centrally Cleared Credit Default Swaps on Corporate Issues - Buy Protection††	—	34,202	—	34,202

Total Other Financial Instruments	$903,886	$5,037,509	—	$5,941,395

Total	$18,305,546	$1,060,400,352	$37,861,354	$1,116,567,252

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$6,863,164	—	—	$6,863,164
Forward Foreign Currency Contracts††	—	$828,874	—	828,874
OTC Interest Rate Swaps	—	380,297	—	380,297

Total	$6,863,164	$1,209,171	—	$8,072,335

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

31

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Corporate Bonds & Notes:
Consumer Discretionary	—	—	—	$(7,500)	$3,000,000
Industrials	—	—	—	(73,860)	5,000,000
Collateralized Mortgage Obligations	$8,497,481	$2,817	—	(16,580)	—
Senior Loans:
Consumer Discretionary	3,983,037	(3,351)	$4,348	3,581,963	2,031,250
Health Care	5,070,000	2,126	—	1,419,749	—
Industrials	—	—	—	—	—
Information Technology	2,592,000	2,191	13,204	92,605	—
Materials	4,567,014	7,896	230	142,666	—
Convertible Preferred Stocks:
Energy	18,045,144	—	(368,125)	(686,883)	—
Common Stocks:
Consumer Discretionary	—	—	—	365,625	—

Total	$42,754,676	$11,679	$(350,343)	$4,817,785	$10,031,250

Investments in Securities (cont’d)	Sales	Transfers into Level 3[2]	Transfers out of Level 3[3]	Balance as of September 30, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2023[1]
Corporate Bonds & Notes:
Consumer Discretionary	—	—	—	$2,992,500	$(7,500)
Industrials	$(62,500)	—	—	4,863,640	(73,860)
Collateralized Mortgage Obligations	—	—	—	8,483,718	(16,580)
Senior Loans:
Consumer Discretionary	(6,434,894)	$814,226	$(1,129,072)	2,847,507	(161)
Health Care	—	—	(6,491,875)	—	—
Industrials	—	5,085,000	—	5,085,000	—
Information Technology	(2,700,000)	—	—	—	—

32

Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[2]	Transfers out of Level 3[3]	Balance as of September 30, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2023[1]
Materials	$(37,078)	—	—	$4,680,728	$142,666
Convertible Preferred Stocks:
Energy	(8,447,500)	—	—	8,542,636	(686,883)
Common Stocks:
Consumer Discretionary	—	—	—	365,625	365,625

Total	$(17,681,972)	$5,899,226	$(7,620,947)	$37,861,354	$(276,693)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 09/30/23 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Collateralized Mortgage Obligations	$8,484	Discounted Cash Flow Method	Yield	12.65%	Decrease
Senior Loans	4,681	Discounted Cash Flow Method	Yield	11.71%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

33

Notes to Schedule of Investments (unaudited) (continued)

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended September 30, 2023. The following transactions were effected in such company for the period ended September 30, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$34,112,583	$198,628,935	198,628,935	$223,726,088	223,726,088

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$522,960	—	$9,015,430

34